Stock Compensation Plans and Other Compensation Arrangements	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Compensation Plans and Other Compensation Arrangements
13. STOCK COMPENSATION PLANS AND OTHER COMPENSATION ARRANGEMENTS
Stock Compensation Plans
At December 31, 2015, Northrop Grumman had stock-based compensation awards outstanding under the following plans: the 2001 Long-Term Incentive Stock Plan (2001 Plan) and the 2011 Long-Term Incentive Stock Plan (2011 Plan), both applicable to employees, and the 1993 Stock Plan for Non-Employee Directors (1993 SPND). All of these plans were approved by the company’s shareholders. The company has historically issued new shares to satisfy award grants.
Employee Plans – In 2011, the shareholders of the company approved the company’s 2011 Plan, which replaced the expired 2001 Plan. The 2011 Plan permits grants to key employees of three general types of stock incentive awards: stock options, stock appreciation rights (SARs) and stock awards. Outstanding stock options granted after January 1, 2008, vest in equal increments over three years from the grant date, and grants outstanding expire seven years after the grant date. No SARs have been granted under either plan. Stock awards in the form of restricted performance stock rights (RPSR) and restricted stock rights (RSR) are granted to key employees without payment to the company. The 2011 Plan also provides equity-based award grants to non-employee directors.
Under the 2011 Plan, the company is authorized to issue or transfer shares of common stock pursuant to the types of awards mentioned above. The 2011 Plan authorized 39.1 million new shares plus 6.9 million shares from the 2001 Plan that were previously authorized and available to be issued at the date the 2001 Plan expired. In May 2015, the shareholders of the company approved amendments to the 2011 Plan (Amended 2011 Plan). The Amended 2011 Plan, among other things, removed the prior requirement to count 4.5 shares for every one stock award share issued against the aggregate share limit. Shares issued under the Amended 2011 Plan are counted against the aggregate share limit on a one-for-one basis. Based on a one-for-one share count, the amended shares available for grant are 5.1 million shares, plus 2.4 million of newly authorized shares. Under the terms of the Amended 2011 Plan, in the event awards issued under the 2001 Plan and 2011 Plan and outstanding on March 10, 2015 expire or terminate without being exercised or paid, such shares will become available for award under the Amended 2011 Plan.
Recipients of RPSRs earn shares of stock, based on achievement of financial objectives determined by the board of directors in accordance with the plan. Depending on actual performance against these objectives, recipients earn between 0 and 200 percent of the original grant (between 0 and 150 percent for the company's Corporate Policy Council), as well as dividend equivalents on the ultimate number of shares issued. Termination of employment can result in forfeiture of some or all of the benefits extended.
As of December 31, 2015, 7.5 million shares are available for grant under the Amended 2011 Plan.
Non-Employee Director Plans – Under the 2011 Plan, each non-employee director must defer a portion of their compensation into a stock unit account (Automatic Stock Units). The Automatic Stock Units accrued under the 2011 Plan and the 1993 SPND are paid out in the form of common stock at the conclusion of the director's board service, or earlier, as specified by the director, if he or she has five or more years of service. In addition, each director may elect to defer payment of all or a portion of his or her remaining cash retainer or committee retainer fees into a stock unit account (Elective Stock Units) or in alternative investment options. The Elective Stock Units are paid at the conclusion of board service or earlier as specified by the director, regardless of years of service. Directors are credited with dividend equivalents in connection with the Automatic and Elective Stock Units until shares of common stock related to such stock units are issued. Since all directors are eligible to receive awards under the 2011 Plan, shares from this plan are available for future director awards following the same share counting limits as described for the employee plans. Awards under the 2011 Plan are made pursuant to the Northrop Grumman Corporation Equity Grant Program for Non-Employee Directors under the 2011 Plan (the Director Program), which sets forth the terms and conditions for the awards of stock units as described above.
The Director Program was amended and restated effective January 1, 2016 (the Amended Director Program). In 2016, directors will receive two stock unit grants - a one-time transitional grant on January 1, 2016 (the Transition Stock Units) and an annual grant of Automatic Stock Units on May 18, 2016. The Transition Stock Units will vest on May 18, 2016, and the Automatic Stock Units will vest on the one year anniversary of the grant date. Under the Amended Director Program, directors may elect to have all or any portion of their Transition Stock Units and Automatic Stock Units paid on (A) the earlier of (i) the beginning of a specified calendar year after the vesting date or (ii) their separation from service as a member of the Board, or (B) on the vesting date. Directors may elect to defer to a later year all or a portion of their remaining cash retainer or committee retainer fees into a stock unit account as Elective Stock Units or in alternative investment options. Elective Stock Units are awarded on a calendar quarterly basis. Directors may elect to have all or a portion of their Elective Stock Units paid on the earlier of (i) the beginning of a specified calendar year or (ii) their separation from service as a member of the Board. Stock units awarded under the Amended Director Program will be paid out in an equivalent number of shares of Northrop Grumman common stock.
Compensation Expense
Stock-based compensation expense and the related tax benefits for the years ended December 31, 2015, 2014 and 2013, are as follows:

	Year Ended December 31
$ in millions	2015	2014	2013
Stock-based compensation expense:
Stock options	$—	$—	$4
Stock awards	99	134	140
Total stock-based compensation expense	99	134	144
Tax benefits from the exercise of stock options	6	29	25
Tax benefits from the issuance of stock awards	97	52	16
Total tax benefits recognized for stock-based compensation	$103	$81	$41

At December 31, 2015, there was $88 million of unrecognized compensation expense related to unvested stock awards granted under the company’s stock-based compensation plans. These amounts are expected to be charged to expense over a weighted-average period of 1.3 years.
Stock Options
There were no stock options issued in 2015 or 2014. As of December 31, 2015 and 2014, there were 0.1 million and 0.3 million stock options outstanding, respectively. There were 0.2 million stock options exercised during the year ended December 31, 2015. All stock options outstanding were fully vested and exercisable at December 31, 2015.
The total intrinsic value of exercised stock options for the years ended December 31, 2015, 2014 and 2013, was $18 million, $94 million and $118 million, respectively. The total intrinsic value for options outstanding for the years ended December 31, 2015, 2014 and 2013, was $20 million, $28 million and $101 million, respectively. Intrinsic value is measured using the fair market value at the date of exercise (for options exercised), or at December 31, 2015 (for options outstanding), less the applicable exercise price.
Stock Awards
Compensation expense for stock awards is measured at the grant date based on the fair value of the award and is recognized over the vesting period (generally three years). The fair value of stock awards and performance stock awards is determined based on the closing market price of the company’s common stock on the grant date. The fair value of market-based stock awards is determined at the grant date using a Monte Carlo simulation model. For purposes of measuring compensation expense for performance awards, the number of shares ultimately expected to vest is estimated at each reporting date based on management’s expectations regarding the relevant performance criteria.
Stock award activity for the years ended December 31, 2015, 2014 and 2013, is presented in the table below. Vested awards do not include any adjustments to reflect the final performance measure for issued shares.

	Stock Awards (in thousands)	Weighted- Average Grant Date Fair Value	Weighted- Average Remaining Contractual Term (in years)
Outstanding at January 1, 2013	3,478	$61	1.6
Granted	1,577	64
Vested	(1,323)	60
Forfeited	(312)	62
Outstanding at December 31, 2013	3,420	$61	1.5
Granted	763	118
Vested	(1,217)	58
Forfeited	(158)	70
Outstanding at December 31, 2014	2,808	$77	1.1
Granted	539	166
Vested	(1,691)	62
Forfeited	(70)	108
Outstanding at December 31, 2015	1,586	$122	1.2

The following table presents the number of RSRs and RPSRs granted to employees under the company's long-term incentive stock plan and the grant date aggregate fair value of those stock awards for the periods presented:

	Year Ended December 31
in millions	2015	2014	2013
RSRs granted	0.2	0.2	0.5
RPSRs granted	0.4	0.6	1.1
Grant date aggregate fair value	$89	$90	$101

The majority of our stock awards are granted annually during the first quarter. RSRs typically vest on the third anniversary of the grant date, while RPSRs generally vest and pay out based on the achievement of financial metrics for the three-year period ending on December 31 of the third year subsequent to grant.
The following table presents the gross number of shares issued to employees in settlement of fully vested stock awards and the total fair value at issuance and on the grant date for the periods presented:

	Year Ended December 31
in millions	2015	2014	2013
Gross number of shares issued(1)	2.6	2.6	3.4
Fair value at issuance(2)	$434	$305	$226
Grant date fair value(2)	143	80	105

(1)	The gross number of shares issued includes the effect of performance adjustments. Actual shares issued to employees are net of shares withheld for taxes.

(2)	The difference between the fair value at issuance and the grant date fair value reflects changes in the fair market value of the company's common stock.
In 2016, the company expects to issue to employees approximately 1.7 million shares of common stock with a grant date fair value of $96 million, principally related to the 2013 RPSR awards that vested as of December 31, 2015. The ultimate amount of shares to be paid out is subject to approval by the Compensation Committee of the Board of Directors and may vary from this estimate.
Cash Awards
The company grants certain employees cash units (CUs) and cash performance units (CPUs). Depending on actual performance against financial objectives, recipients of CPUs earn between 0 and 200 percent of the original grant. The following table presents the minimum and maximum aggregate payout amounts related to those cash awards granted for the periods presented:

	Year Ended December 31
$ in millions	2015	2014	2013
Minimum aggregate payout amount	$37	$32	$32
Maximum aggregate payout amount	194	179	173

The following table presents unrecognized compensation expense associated with the company's cash awards:

	December 31
$ in millions	2015	2014	2013
Unrecognized compensation expense	$128	$122	$108

The majority of our cash awards are granted annually during the first quarter. CUs typically vest and settle in cash on the third anniversary of the grant date, while CPUs generally vest and pay out in cash based on the achievement of financial metrics for a three-year period ending on December 31 of the third year subsequent to grant.